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                                                                    EXHIBIT 23.2

                        [ARTHUR ANDERSEN LLP LETTERHEAD]

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 registration statement of our reports dated July 15, 1997 and July 25, 1995 included in CVS Corporation's Form 8-K dated July 17, 1997 and to all references to our Firm included in this registration statement.

                                            /s/ ARTHUR ANDERSEN LLP

Cleveland, Ohio
July 15, 1997